GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R, and Class R6 Shares

of the

Goldman Sachs Defensive Equity Fund

(the “Fund”)

Supplement dated November 18, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated September 30, 2020, as supplemented to date

Effective immediately, Matthew Schwab will no longer serve as a portfolio manager for the Fund. Federico Gilly and Jorge Murillo continue to serve as portfolio managers for the Goldman Sachs Defensive Equity Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Schwab in the Prospectuses, Summary Prospectuses and SAI are deleted in their entirety.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

DEFEQTYSTK 11-20